UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 15, 2006
ROCKY BRANDS, INC.
(Exact name of registrant as specified in its charter)

Ohio	0-21026	31-1364046

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

39 East Canal Street, Nelsonville, Ohio	45764

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (740) 753-1951
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On December 15, 2006, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Rocky Brands, Inc. (the “Company”) approved and adopted the Company’s Bonus Plan for the fiscal year ending December 31, 2007 (the “2007 Bonus Plan”). The material terms of the 2007 Bonus Plan are attached as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
     On December 15, 2006, the Compensation Committee recommended, and the Board approved and adopted, the annual compensation for the directors who are not also employees or officers of the Company, effective January 1, 2007. The schedule of outside director compensation is furnished as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated into this Item 7.01 of Form 8-K by reference.
     On December 15, 2006, the Compensation Committee also approved and adopted base salaries of the “named executive officers” of the Company (as defined by Item 402(a)(3) of Regulation S-K for purposes of the Company’s proxy statement for the 2007 annual meeting of shareholders). The schedule of base salaries of the named executive officers is furnished as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated into this Item 7.01 of Form 8-K by reference.
     The information in this Item 7.01 of Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

10.1	Description of the Material Terms of Rocky Brands, Inc.’s Bonus Plan for the Fiscal Year Ending December 31, 2007

10.2	Schedule of Outside Director Fees as of January 1, 2007

10.3	Schedule of Named Executive Officer Base Salaries as of January 1, 2007

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rocky Brands, Inc.
Date: December 21, 2006	By:	/s/ James E. McDonald
James E. McDonald,
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Description of the Material Terms of Rocky Brands, Inc.’s Bonus Plan for the Fiscal Year Ending December 31, 2007

10.2	Schedule of Outside Director Fees as of January 1, 2007

10.3	Schedule of Named Executive Officer Base Salaries as of January 1, 2007

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